UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-10467

                        CAUSEWAY CAPITAL MANAGEMENT TRUST
               (Exact name of registrant as specified in charter)

                                   ----------

                    11111 Santa Monica Boulevard, Suite 1500
                              Los Angeles, CA 90025
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-866-947-7000

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2009

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

                             (CAUSEWAY FUNDS LOGO)

                                 ANNUAL REPORT

                                    CAUSEWAY
                                  GLOBAL VALUE
                                      FUND

                               SEPTEMBER 30, 2009

                                   (GRAPHIC)



                           CAUSEWAY GLOBAL VALUE FUND

TABLE OF CONTENTS

Letter to Shareholders                                                         2
Schedule of Investments                                                        7
Sector Diversification                                                        10
Statement of Assets and Liabilities                                           11
Statement of Operations                                                       12
Statement of Changes in Net Assets                                            13
Financial Highlights                                                          14
Notes to Financial Statements                                                 15
Report of Independent Registered Public Accounting Firm                       21
Notice to Shareholders                                                        22
Trustees and Officers Information                                             23
Disclosure of Fund Expenses                                                   26
Statement Regarding Basis for Approval of Investment Advisory Agreement       28

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2009, the Causeway Global Value Fund Institutional Class returned -3.07% compared to the MSCI World Index return of -1.64%. Since the Fund's inception on April 29, 2008, its average annual total return is -19.89% compared to the MSCI World Index's average annual total return of -15.99% for the same period. At fiscal year-end, the Fund had net assets of $3.8 million including a cash position of 0.7%.

PERFORMANCE REVIEW

What a difference a year makes. Equity market performance over the past twelve months might best be described as bi-polar. The past year has (or for that matter the past several years have) been extraordinary. From the last downturn in 2003, global equity markets responded favorably to a sustained period of loose credit, synchronized global economic expansion, and record corporate profitability. All this ended in October 2007, and markets began to fall precipitously. By the middle of March, 2009, investors became increasingly concerned that the global financial system would fail. As investor confidence unraveled, several high profile banks in the US and Europe faced bankruptcy, government conservatorship, private takeover, or distressed sale. This caused further de-leveraging and led to extreme investor risk aversion, which continued to pressure global capital markets. With the MSCI World Index down almost 25% in calendar 2009 through the March 9, 2009 low point on top of calendar 2008's significant market retreat, investors faced the worst bear market since the 1930s. However, the unprecedented synchronized rescue by monetary and fiscal policymakers globally saved the collapsing financial system. Investors began to look past the vast short-term economic hurdles and instead focused on the likelihood of economic recovery. Stock markets lead economies, and typically discount the future in advance of the statistics confirming real improvement. And indeed, economic indicators did begin to improve. From the March 2009 lows, global equities rebounded tremendously; the Fund gained over 83% in the six months from the March 9, 2009 market low. Furthermore, international returns were amplified by the strength of foreign currencies relative to the US dollar.

Of course, monumental challenges remain. The International Monetary Fund (IMF) expects global losses on loans and investments as a result of the financial crisis to total $3.4 trillion, around $600 billion less than previously estimated, but still a drag on credit creation and ensuing gross domestic product growth. The revised forecast follows a rise in securities values and signs of stability in financial markets as a result of massive stimulus efforts by governments and central banks. Banks, however, have yet to recognize more than half of their expected asset write-downs, the IMF warned. By IMF estimates, US banks have recognized about 60% of expected write-downs, while banks in Great Britain and the euro zone have recognized approximately 40%. Based on IMF estimates, US and European banks need to raise another $1.3 trillion in capital, on top of the $198 billion of additional equity capital issued by banks in the first nine months of 2009, to restore capital to the levels of the mid-1990s. These banks must still raise capital equal to two-thirds of their


                           2 CAUSEWAY GLOBAL VALUE FUND
outstanding equity. That seems a stretch. If investors decide not to participate in all this equity capital raising, banks will be forced to shrink their assets and reduce lending even further. In that scenario, credit capacity will likely shrink for many years ahead, exacerbated by the near demise of syndicated lending, securitized lending, and off-balance sheet vehicles such as conduits.

The best performing economic sectors from October 1, 2008 through mid-March, 2009 (albeit all negative performers) were the traditional economically defensive areas of equity markets: namely, healthcare, consumer staples, utilities, and telecommunication services. Investors, fearing the worst, sought shelter in these defensive stocks. However, once the prospect for an economic rebound took hold, the most economically geared companies attracted investor attention. These cyclical sectors included materials, consumer discretionary, information technology, financials, and industrials. Meanwhile, the traditional defensives underperformed as investors rotated out of these sectors to buy the most cyclically exposed companies. Furthermore, much of the best performance occurred in small-to-mid cap stocks, and in the most highly-leveraged companies of every size.

In the fiscal year, Fund holdings in the materials, energy, semiconductor & semi equipment, capital goods, and consumer durables industry groups contributed to relative outperformance compared to the MSCI World Index, while holdings in the banks, diversified financials, insurance, automobiles, and telecommunication services industry groups detracted from relative performance during the period. Two of the top individual contributors to performance this period were semiconductor equipment manufacturers, Tokyo Electron (Japan) and ASML Holding (the Netherlands). Other notable contributors to return included alcoholic beverages company, C&C Group (UK), industrial automation & robotics manufacturer, Fanuc (Japan), luxury goods company, Richemont (Switzerland), metals and mining company, Rio Tinto (UK), paint and industrial coatings manufacturer, Akzo Nobel (the Netherlands), and energy services firms, Technip (France) and Transocean (Switzerland). Several banks topped the list of largest individual detractors to return including Citigroup (US), ING Groep (the Netherlands), Royal Bank of Scotland Group (UK), and Allied Irish Banks. Additional notable detractors included mobile telecommunication services provider, Sprint Nextel (US), insurer, XL Capital (US), automobile parts company, Lear (US), and Electricite de France. Each of these companies were sold out of the Fund during the course of the fiscal year. Banks seemingly headed for nationalization or massive capital raising had no place in the Fund and were sold. We retained exposure to higher quality banks, likely beneficiaries of a more disciplined lending environment in the years ahead. We also added two new banks to the portfolio: the much beleaguered and highly undervalued Swiss institution, UBS and Bank of America (US). However, we remain cautious overall on the continued capital needs and monumental credit costs for most banks, and gave the Fund a lower exposure to bank stocks than even a year ago. As a result, the Fund did not participate fully in this year's rally in the financials sector.


                          CAUSEWAY GLOBAL VALUE FUND 3

Currencies demonstrated significant volatility over the period. De-leveraging and risk-reduction led to temporary demand for the US dollar. The US dollar appreciated versus every major currency except the Japanese yen during the financial crisis, only to lose strength after the March 2009 equity market lows. Due to the Fund's relative underweight to a strong Japanese yen and Australian dollar, and its exposure to a weak South Korean won (South Korea is not part of the developed MSCI World Index), the Fund was adversely affected by currency movements this fiscal year.

SIGNIFICANT PORTFOLIO CHANGES

Over the past year, the Fund experienced increased portfolio turnover, as historically high levels of share price volatility offered attractive entry costs for undervalued companies with excellent financial strength and enviable business franchises. We used the bear market as an opportunity to trade out of riskier holdings and buy market leaders with scale and product or technology advantages in a variety of industries. As a result of our bottom up stock selection process, employing risk-adjusted expected returns, the Fund's exposure to several sectors and countries changed during the fiscal year. The weightings in the industrials, energy, materials, and healthcare sectors increased substantially, while weightings in the financials and consumer discretionary sectors decreased. As a byproduct of changes to stocks held, country weightings also shifted during the fiscal year. The most notable include reduced exposure to companies in the United States (-15.1%) and the United Kingdom (-4.2%) and increased exposure to companies in the Netherlands (+7.3%), Germany (+7.1%) and France (+6.8%).

Significant purchases this year included industrial automation & robotics manufacturer, Fanuc (Japan), power utility, E.ON (Germany), mobile telecommunication services provider, Vodafone Group (UK), postal and express parcel delivery company, Deutsche Post (Germany) and insurer, Sony Financial Holdings (Japan). The largest sales during the period included building pachinko game manufacturer, Sankyo (Japan), materials company, CRH (Ireland), natural gas driller, Precision Drilling Trust (Canada), financial services company, Credit Suisse Group (Switzerland), and motorcycle manufacturer, Harley Davidson (US).

INVESTMENT OUTLOOK

The fear gripping investors in late 2008/early 2009 clearly has abated and risk appetites have increased commensurately. Abundant monetary liquidity has found its way into securities prices. For much of this 2009 stock market recovery, bank stocks have enjoyed the greatest amount of investor attention. As of the end of September, bank stocks represent the same weight in equity indices that they did before the credit crisis. A herd effect drove the banks into a near abyss, and the same momentum on the upswing has led index-linked investors to buy banks. We are considerably more cautious on bank stocks than the overall markets. We prefer a low-risk strategy of giving the Fund access to global economic recovery through world class, unleveraged companies in non-financial sectors. Major emerging markets have also attracted investors' funds, promising growth from ever wealthier consumers, rather than the consumption shrinkage afflicting the developed countries. China, as one example, provides a sizable amount of the marginal growth of the developed markets' industrial companies. We are watching potential leading indicators for the Chinese economy and


                          4 CAUSEWAY GLOBAL VALUE FUND
monitoring bad debts in the local banking system for signs of over heating. We believe our disciplined value approach will have the Fund well positioned over the coming months, quarters, and years. Causeway has built a broadly diversified portfolio from the bottom-up, selecting undervalued holdings with considerable upside potential, across industries and regions. We are taking profit in cyclical stocks whose share prices have already discounted recovery, and reinvesting in stable, highly cash generative segments of the equity markets. Furthermore, our preference for financial strength should provide downside protection. We believe dividends paid by portfolio holdings will deliver a considerable component of the Fund's total return, paying the Fund to wait for share prices to rise. Despite the recovery in global equity markets, attractive opportunities still await those who do careful research and understand the trends affecting industries across the globe.

We thank you for your continued confidence in Causeway Global Value Fund.


/s/ Harry W. Hartford   /s/ Sarah H. Ketterer   /s/ James A. Doyle
Harry W. Hartford       Sarah H. Ketterer       James A. Doyle
Portfolio Manager       Portfolio Manager       Portfolio Manager


/s/ Jonathan P. Eng     /s/ Kevin Durkin
Jonathan P. Eng         Kevin Durkin
Portfolio Manager       Portfolio Manager

October 14, 2009

THE ABOVE COMMENTARY EXPRESSES THE PORTFOLIO MANAGERS' VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE REGARDING ANY STOCK. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.


                          CAUSEWAY GLOBAL VALUE FUND 5

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN CAUSEWAY GLOBAL VALUE FUND, INSTITUTIONAL CLASS SHARES VERSUS THE MSCI WORLD INDEX

                               (PERFORMANCE GRAPH)


                   Causeway        MSCI
                   Global Value    World Index
                   Fund            (Gross)
                   ------------     ----------
4/29/2008         $10,000          $10,000
    8-Sep          $7,530           $7,936
    9-Sep          $7,299           $7,806

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of Causeway Global Value Fund was April 29, 2008.

                                 Annualized
                      One Year    Inception
                       Return      to Date
                      --------   ----------
Institutional Class    -3.07%      -19.89%
MSCI World Index       -1.64%      -15.99%

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-866-947-7000 OR VISIT www.causewayfunds.com. INVESTMENT PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. IF YOUR ACCOUNT INCURRED A REDEMPTION FEE, YOUR PERFORMANCE WILL BE LOWER THAN THE PERFORMANCE SHOWN HERE. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.

THE MSCI WORLD INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX, DESIGNED TO MEASURE DEVELOPED MARKET EQUITY PERFORMANCE, CONSISTING OF 23 DEVELOPED COUNTRY INDEXES, INCLUDING THE U.S. THE INDEX IS GROSS OF WITHHOLDING TAXES, ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITALS GAINS, AND DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THERE ARE SPECIAL RISKS IN FOREIGN INVESTING (PLEASE SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS).


                          6 CAUSEWAY GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS (000)*
SEPTEMBER 30, 2009

                                      NUMBER OF
CAUSEWAY GLOBAL VALUE FUND              SHARES    VALUE
--------------------------            ---------   -----
COMMON STOCK
CANADA -- 2.6%
   Precision Drilling Trust             5,739      $ 38
   Ultra Petroleum Corp.(1)             1,200        59
                                                   ----
                                                     97
                                                   ----
FRANCE -- 12.0%
   AXA SA                               2,355        64
   France Telecom SA                    2,729        73
   Sanofi-Aventis SA                      935        69
   Technip SA                           2,232       142
   Vinci SA                             1,873       106
                                                   ----
                                                    454
                                                   ----
GERMANY -- 10.9%
   Bayer AG                               563        39
   Deutsche Post AG                     5,651       106
   E.ON AG                              1,531        65
   Linde AG                               737        80
   Siemens AG                           1,320       122
                                                   ----
                                                    412
                                                   ----
GREECE -- 1.8%
   OPAP SA                              2,658        68
                                                   ----
JAPAN -- 10.0%
   Fanuc Ltd.                           1,600       144
   Mitsubishi Gas Chemical Co. Inc.     8,000        43
   Shin-Etsu Chemical Co. Ltd.            900        55
   Sony Financial Holdings Inc.            25        72
   Tokyo Electron Ltd.                  1,000        64
                                                   ----
                                                    378
                                                   ----

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                          CAUSEWAY GLOBAL VALUE FUND 7

SEPTEMBER 30, 2009

                                              NUMBER OF
CAUSEWAY GLOBAL VALUE FUND                      SHARES    VALUE
--------------------------                    ---------   -----
NETHERLANDS -- 8.6%
   Akzo Nobel NV                                 1,913     $118
   ASML Holding NV                               1,591       47
   Reed Elsevier NV                              5,648       64
   TNT NV                                        3,502       94
                                                           ----
                                                            323
                                                           ----
NORWAY -- 3.9%
   Aker Kvaerner ASA                            13,000      146
                                                           ----
SINGAPORE -- 1.6%
   Singapore Airlines Ltd.                       6,000       59
                                                           ----
SOUTH KOREA -- 2.2%
   Hyundai Heavy Industries                        533       82
                                                           ----
SPAIN -- 2.4%
   Telefonica SA                                 3,326       92
                                                           ----
SWEDEN -- 1.4%
   Telefonaktiebolaget LM Ericsson, Class B      5,090       51
                                                           ----
SWITZERLAND -- 7.2%
   Kuoni Reisen Holding AG                         147       54
   Roche Holding AG                                394       64
   Transocean Ltd.(1)                              730       62
   UBS AG                                        4,899       90
                                                           ----
                                                            270
                                                           ----
UNITED KINGDOM -- 5.7%
   British American Tobacco PLC                  1,589       50
   Michael Page International PLC                9,365       50
   Rio Tinto PLC                                 1,012       43
   Vodafone Group PLC                           31,737       71
                                                           ----
                                                            214
                                                           ----

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                          8 CAUSEWAY GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS (000)* (CONCLUDED)
SEPTEMBER 30, 2009

                                                  NUMBER OF
CAUSEWAY GLOBAL VALUE FUND                          SHARES    VALUE
--------------------------                        ---------   ------
UNITED STATES -- 29.4%
   Allstate Corp.                                    1,994    $   61
   Bank of America Corp.                             4,200        71
   Boeing Co.                                        1,500        81
   Cameron International Corp.(1)                    2,300        87
   Cisco Systems Inc.(1)                             2,270        53
   Halliburton Co.                                   2,600        71
   Harley-Davidson Inc.                              2,937        68
   Home Depot Inc.                                   2,300        61
   MetLife Inc.                                      2,708       103
   Microsoft Corp.                                   2,552        66
   NRG Energy Inc.(1)                                2,200        62
   Rockwell Collins Inc.                             1,712        87
   UnitedHealth Group Inc.                           2,698        68
   Walt Disney Co.                                   3,204        88
   Zenith National Insurance Corp.                   2,600        80
                                                              ------
                                                               1,107
                                                              ------
TOTAL COMMON STOCK
   (COST $3,493) -- 99.7%                                      3,753
                                                              ------
SHORT-TERM INVESTMENT
   Dreyfus Cash Management,
      Institutional Class, 0.227%**                 26,805        27
                                                              ------
TOTAL SHORT-TERM INVESTMENT
   (COST $27) -- 0.7%                                             27
                                                              ------
TOTAL INVESTMENTS -- 100.4%
   (COST $3,520)                                               3,780
                                                              ------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4)%                  (13)
                                                              ------
NET ASSETS -- 100.0%                                          $3,767
                                                              ======

*    Except for share data.

**   The rate reported is the 7-day effective yield as of September 30, 2009.

(1)  Non-income producing security.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                          Causeway Global Value Fund 9

SECTOR DIVERSIFICATION

AS OF SEPTEMBER 30, 2009, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

CAUSEWAY GLOBAL VALUE FUND                   % OF NET ASSETS
--------------------------                   ---------------
COMMON STOCK
Industrials                                        24.7%
Energy                                             16.1
Financials                                         14.4
Consumer Discretionary                             10.7
Materials                                           9.0
Information Technology                              7.5
Health Care                                         6.3
Telecommunication Services                          6.3
Utilities                                           3.4
Consumer Staples                                    1.3
                                                  -----
TOTAL COMMON STOCK                                 99.7
                                                  -----
SHORT-TERM INVESTMENT                               0.7
                                                  -----
PAYABLES IN EXCESS OF CASH AND RECEIVABLES         (0.4)
                                                  -----
NET ASSETS                                        100.0%
                                                  =====

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                         10 CAUSEWAY GLOBAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (000)*

                                                                CAUSEWAY
                                                                 GLOBAL
                                                               VALUE FUND
                                                               ----------
                                                                 9/30/09
                                                               ----------
ASSETS:
   Investments at Value (Cost $3,520)                           $ 3,780
   Receivable due from Investment Adviser                             9
   Receivable for Tax Reclaims                                        6
   Prepaid Expenses                                                   5
   Receivable for Dividends and Interest                              3
   Foreign Currency (Cost $1)                                         1
                                                                -------
      TOTAL ASSETS                                                3,804
                                                                -------
LIABILITIES:
   Payable for Investment Securities Purchased                        9
   Other Accrued Expenses                                            28
                                                                -------
      TOTAL LIABILITIES                                              37
                                                                -------
      NET ASSETS                                                $ 3,767
                                                                =======
NET ASSETS:
   Paid-in Capital (unlimited authorization -- no par value)    $ 5,445
   Undistributed Net Investment Income                               32
   Accumulated Net Realized Loss on Investments                  (1,970)
   Net Unrealized Appreciation on Investments                       260
                                                                -------
      NET ASSETS                                                $ 3,767
                                                                =======
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
      $3,766,782 / 529,507 SHARES) -- INSTITUTIONAL CLASS       $  7.11
                                                                =======

*    Except for Net Asset Value data.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                         CAUSEWAY GLOBAL VALUE FUND 11

STATEMENT OF OPERATIONS (000)

                                                               CAUSEWAY
                                                                GLOBAL
                                                              VALUE FUND
                                                             ------------
                                                             10/01/08 to
                                                                9/30/09
                                                             ------------
INVESTMENT INCOME:
   Dividend Income (net of foreign taxes withheld of $9)       $    79
                                                               -------
   TOTAL INVESTMENT INCOME                                          79
                                                               -------
EXPENSES:
   Investment Advisory Fees                                         25
   Administration Fees                                               2
   Professional Fees                                                46
   Transfer Agent Fees                                              27
   Custodian Fees                                                   16
   Registration Fees                                                13
   Printing Fees                                                    11
   Other Fees                                                        5
                                                               -------
   TOTAL EXPENSES                                                  145
                                                               -------
   LESS:
   Waiver of Investment Advisory Fee                               (25)
   Reimbursement of Other Expenses                                 (88)
                                                               -------
   Total Waiver and Reimbursement                                 (113)
                                                               -------
   NET EXPENSES                                                     32
                                                               -------
   NET INVESTMENT INCOME                                            47
                                                               -------
   NET REALIZED AND UNREALIZED GAIN (L0SS) ON INVESTMENTS:
   Net Realized Loss from Security Transactions                 (1,897)
   Net Change in Unrealized Appreciation on Investments          1,650
                                                               -------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                (247)
                                                               -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $  (200)
                                                               =======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                         12 CAUSEWAY GLOBAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                          CAUSEWAY GLOBAL VALUE FUND
                                                                         ---------------------------
                                                                         10/01/08 to   4/29/08(1) to
                                                                           9/30/09        9/30/08
                                                                         -----------   -------------
OPERATIONS:
   Net Investment Income                                                   $    47        $    47
   Net Realized Loss from Security Transactions                             (1,897)           (74)
   Net Realized Gain from Foreign Currency Transactions                         --              8
   Net Change in Unrealized Appreciation (Depreciation) on Investments       1,650         (1,390)
                                                                           -------        -------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       (200)        (1,409)
                                                                           -------        -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income Dividends:
      Institutional Class                                                      (69)            --
                                                                           -------        -------
   Total Net Investment Income Dividends                                       (69)            --
                                                                           -------        -------
   NET INCREASE (DECREASE) IN NET ASSETS DERIVED
      FROM CAPITAL SHARE TRANSACTIONS(2)                                      (277)         5,722
                                                                           -------        -------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (546)         4,313
                                                                           -------        -------
NET ASSETS:
      Beginning of Period                                                    4,313             --
                                                                           -------        -------
      END OF PERIOD                                                        $ 3,767        $ 4,313
                                                                           =======        =======
      UNDISTRIBUTED NET INVESTMENT INCOME                                  $    32        $    55
                                                                           =======        =======

(1)  Commencement of operations.

(2)  See Note 7 in the Notes to Financial Statements.

Amounts designated as "--" are $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                         CAUSEWAY GLOBAL VALUE FUND 13

FINANCIAL HIGHLIGHTS
FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                      Net
                                                    Realized
                                                      and
                             Net Asset             Unrealized
                              Value,                  Gain       Total    Dividends  Net Asset
                             Beginning     Net     (Loss) on     from     from Net  Value, End
                                of     Investment Investments Operations Investment  of Period
                            Period ($) Income ($)     ($)         ($)    Income ($)     ($)
                            ---------- ---------- ----------- ---------- ---------- ----------
CAUSEWAY GLOBAL VALUE FUND+
INSTITUTIONAL CLASS
   2009                         7.53      0.09       (0.38)     (0.29)     (0.13)      7.11
   2008(1)                     10.00      0.09       (2.56)     (2.47)        --       7.53


                                                                Ratio of
                                                                Expenses       Ratio
                                                               to Average      of Net
                                       Net Assets   Ratio of      Net        Investment
                                         End of   Expenses to    Assets        Income     Portfolio
                               Total     Period   Average Net  (Excluding    to Average    Turnover
                            Return (%)   ($000)    Assets (%) Waivers) (%) Net Assets (%)  Rate (%)
                            ---------- ---------- ----------- ------------ -------------- ---------
CAUSEWAY GLOBAL VALUE FUND+
INSTITUTIONAL CLASS
   2009                        (3.07)     3,767       1.10        4.94          1.59          92
   2008(1)                    (24.70)     4,313       1.10        3.83          2.27          32


(1) Commenced operations on April 29, 2008. All ratios are annualized. Total return and portfolio turnover rate are for the period indicated and have not been annualized.

+    Per share amounts calculated using average shares method.

Amounts designated as "--" are $0 or have been rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                         14 CAUSEWAY GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Causeway Global Value Fund (the "Fund") is a series of Causeway Capital Management Trust (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on April 29, 2008. The Fund is authorized to offer one class of shares, the Institutional Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The Trust has two additional series, the financial statements of which are presented separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market ("NASDAQ")), or Over-the-Counter ("OTC") for which market quotations are available are valued at the last reported sale price ("regular way") as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not "readily available" are valued in accordance with fair value pricing procedures approved by the Fund's Board of Trustees (the "Board"). The Fund's fair value pricing procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.


                         CAUSEWAY GLOBAL VALUE FUND 15

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As of September 30, 2009, all of the Fund's investments are Level 1. For details of the investment classifications, reference the Schedule of Investments.

For the year ended September 30, 2009, there were no significant changes to the Fund's fair value methodologies.

FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement


                         16 CAUSEWAY GLOBAL VALUE FUND
of Operations. During the year the Fund did not incur any significant interest or penalties.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

FOREIGN CURRENCY EXCHANGE CONTRACTS - When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms.

EXPENSE - Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

REDEMPTION FEE - Through November 2008, the Fund imposed a redemption fee of 2% on the original value of capital shares redeemed by shareholders less than 90 days after purchase. Effective December 1, 2008, the redemption fee period was reduced to 60 days. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund's redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. For the year ended September 30, 2009, there were no redemption fees retained by the Fund.

3.  INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Causeway Capital Management LLC (the "Adviser"). Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.85% of the Fund's average daily net assets. The Adviser contractually agreed through September 30, 2009 to waive its fee and, to the extent necessary, reimburse the Fund to


                         CAUSEWAY GLOBAL VALUE FUND 17
keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.10% of Institutional Class average daily net assets. For the year ended September 30, 2009, the Adviser waived $24,976 and reimbursed $88,077.

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for the first portfolio plus $80,000 for each additional portfolio plus $20,000 for each additional share class (over two) in each portfolio.

The Trust and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator, Distributor or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2009, approximately $3.656 million of net assets were held by affiliated investors.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the year ended September 30, 2009, for the Fund were as follows:

Purchases    Sales
  (000)      (000)
---------   ------
  $2,757    $2,838

5. RISKS OF FOREIGN INVESTING

Because the Fund invests significant assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund's securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund's securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6. FEDERAL TAX INFORMATION

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing


                         18 CAUSEWAY GLOBAL VALUE FUND
or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions, were reclassified to/(from) the following accounts as of September 30, 2009 (000):

 Undistributed    Accumulated
Net Investment   Net Realized
    Income           Gain
--------------   ------------
     $(1)             $1

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2009 and September 30, 2008 were as follows (000):

       Ordinary Income   Long-Term Capital Gain   Total
       ---------------   ----------------------   -----
2009         $69                    $--            $69
2008          --                     --             --

As of September 30, 2009, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income   $    33
Capital Loss Carryforwards         (551)
Unrealized Appreciation             171
Post-October Losses              (1,331)
                                -------
Total Accumulated Losses        $(1,678)
                                =======

Post-October Losses represent losses realized on securities from November 1, 2008 through September 30, 2009 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The capital loss carryforwards in the table above will expire September 30, 2017.

At September 30, 2009, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

                                           Net
 Federal   Appreciated   Depreciated    Unrealized
Tax Cost    Securities    Securities   Appreciation
--------   -----------   -----------   ------------
 $3,609        $459         $(288)         $171


                         CAUSEWAY GLOBAL VALUE FUND 19

7. CAPITAL SHARES ISSUED AND REDEEMED (000)

                                                                        April 29,
                                                      Year Ended        2008(1) to
                                                     September 30,    September 30,
                                                         2009              2008
                                                    --------------   ---------------
                                                    SHARES   VALUE   SHARES    VALUE
                                                    ------   -----   ------   ------
INSTITUTIONAL CLASS:
Shares Sold                                            60    $ 305     576    $5,752
Shares Issued in Reinvestment of
   Dividends and Distributions                         12       61      --        --
Shares Redeemed                                      (116)    (643)     (3)      (30)
                                                     ----    -----     ---    ------
Increase (Decrease) in Shares Outstanding Derived
   from Institutional Class Transactions              (44)   $(277)    573    $5,722
                                                     ====    =====     ===    ======

(1)  Commencement of operations.

8. RECENT ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board ("FASB") has issued FASB ASC 105 (formerly FASB Statement No. 168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

The Trust has implemented the Codification as of September 30, 2009.

The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities during the year ended September 30, 2009, which require qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. The adoption of the additional disclosure requirements did not have any impact on the Fund's financial statements.

9. SUBSEQUENT EVENTS

As of November 25, 2009, the date the financial statements were available to be issued, no subsequent events or transactions have occurred that would have materially impacted the financial statements as presented.


                          20 CAUSEWAY GLOBAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Causeway Global Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway Global Value Fund (the "Fund") at September 30, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period April 29, 2008 (commencement of operations) through September 30, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 25, 2009


                         CAUSEWAY GLOBAL VALUE FUND 21

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2009, the Fund is designating the following items with regard to distributions paid during the year:

      (A)              (B)                                                (E)
   Long Term         Ordinary          (C)             (D)           Dividends (1)
 Capital Gains        Income        Tax Exempt        Total          for Corporate
 Distributions    Distributions   Distributions   Distributions   Dividends Received
  (Tax Basis)      (Tax Basis)     (Tax Basis)     (Tax Basis)         Deduction
---------------   -------------   -------------   -------------   ------------------
     0.00%           100.00%          0.00%          100.00%             0.00%

      (F)                                              (I)
   Qualified           (G)             (H)          Qualified
Dividend Income      Foreign         Interest       Short-Term
 (15% Tax Rate         Tax           Related       Capital Gain
    for QDI)          Credit        Dividends       Dividends
---------------   -------------   -------------   -------------
     96.53%           11.28%          3.82%           0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2009, amounted to $8,776 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 - Dividend for the year ending December 31, 2009. In addition, for the fiscal period ended September 30, 2009, gross income derived from sources within foreign countries amounted to $46,055 for the Fund.

(1) Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund's total distribution excluding pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of "Qualified Dividend Income" as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the Fund's intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is based on a percentage of ordinary income distributions of the Fund.

Item (H) is the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (I) is the amount of "Qualified Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.


                         22 CAUSEWAY GLOBAL VALUE FUND

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

                                            TERM OF                                                  NUMBER OF
                                            OFFICE                                                   PORTFOLIOS
                                              AND                                                     IN TRUST           OTHER
         NAME              POSITION(S)     LENGTH OF                                                  COMPLEX        DIRECTORSHIPS
       ADDRESS,           HELD WITH THE      TIME                      PRINCIPAL                    OVERSEEN BY         HELD BY
        AGE(1)               COMPANY       SERVED(2)     OCCUPATION(S) DURING PAST FIVE YEARS     BOARD MEMBER(3)   BOARD MEMBER(4)
----------------------  ----------------  -----------  -----------------------------------------  ---------------  -----------------
INDEPENDENT
BOARD MEMBERS(5)

John A. G. Gavin        Trustee;          Trustee      Chairman, Gamma Holdings (international           3         Director, TCW
Age: 78                 Chairman of       since 9/01;  consulting and investment holding                           Funds, Inc. and
                        the Board         Chairman     company) (since 1968); Senior Counselor,                    TCW Strategic
                                          since 10/04  Hicks TransAmerica Partners (private                        Income Fund,
                                                       equity investment firm) (since 2001).                       Inc.; Trustee,
                                                                                                                   Hotchkis and
                                                                                                                   Wiley Funds

John R. Graham          Trustee           Since 10/08  Film composer (since 2005);                       3         none
Age: 48                                                Senior Vice President, Corporate
                                                       Financial Development and Communications,
                                                       The Walt Disney Company (2004- 2005);
                                                       Senior Vice President, Mergers and
                                                       Acquisitions, Lehman Brothers Inc.
                                                       (2000-2004).

Lawry J. Meister        Trustee           Since 10/08  President, Steaven Jones                          3         none
Age: 47                                                Development Company, Inc. (real estate
                                                       firm) (since 1995).

Eric H. Sussman         Trustee;          Trustee      Tenured Lecturer, Anderson Graduate               3         Trustee, Presidio
Age: 43                 Chairman of       since 9/01;  School of Management, University of                         Funds
                        the Audit         Chairman     California, Los Angeles (since 1995);
                        Committee         since 10/04  President, Amber Capital, Inc. (real
                                                       estate investment and financial planning
                                                       firm) (since 1993).

INTERESTED
BOARD MEMBER

Mark D. Cone            Trustee           Since 10/08  Executive Vice President and Chief                3         none
Age: 41                                                Marketing Officer of the Adviser (since
                                                       2001).


                         CAUSEWAY GLOBAL VALUE FUND 23

                                            TERM OF                                                  NUMBER OF
                                            OFFICE                                                   PORTFOLIOS
                                              AND                                                     IN TRUST           OTHER
         NAME              POSITION(S)     LENGTH OF                                                  COMPLEX        DIRECTORSHIPS
       ADDRESS,           HELD WITH THE      TIME                      PRINCIPAL                    OVERSEEN BY         HELD BY
        AGE(1)               COMPANY       SERVED(2)     OCCUPATION(S) DURING PAST FIVE YEARS     BOARD MEMBER(3)   BOARD MEMBER(4)
----------------------  ----------------  -----------  -----------------------------------------  ---------------  -----------------
OFFICERS
Turner Swan             President and      Since 8/01  General Counsel, Secretary, and                  N/A               N/A
11111 Santa             Secretary                      Member of the Adviser (since 2001).
Monica Blvd.,
15th Floor,
Los Angeles,
CA 90025
Age: 47

Gracie V. Fermelia      Chief Compliance  CCO          Chief Compliance Officer of the                  N/A               N/A
11111 Santa             Officer and       since 7/05;  Adviser (since July 2005); Chief
Monica Blvd.,           Assistant         Asst. Sect.  Operating Officer and Member of
15th Floor,             Secretary         since 8/01   the Adviser (since 2001).
Los Angeles,
CA 90025
Age: 48

Michael Lawson(6)       Treasurer         Since 7/05   Director of the Administrator's Fund             N/A               N/A
One Freedom                                            Accounting department (since July 2005);
Valley Drive                                           Manager in the Administrator's Fund
Oaks, PA 19456                                         Accounting department (November 1998
Age: 48                                                to July 2005).

Joseph M. Gallo(6)      Vice President    Since 7/08   Corporate Counsel of the Administrator           N/A               N/A
One Freedom             and Assistant                  (since 2007); Associate Counsel, ICMA
Valley Drive            Secretary                      Retirement Corporation (2004-2007);
Oaks, PA 19456                                         Federal Investigator, U.S. Department of
Age: 36                                                Labor (2002-2004).

Carolyn F. Mead(6)      Vice President    Since 7/08   Corporate Counsel of the Administrator           N/A               N/A
One Freedom             and Assistant                  (since 2007); Associate Counsel,
Valley Drive            Secretary                      Stradley, Ronan, Stevens & Young LLP
Oaks, PA 19456                                         (2004-2007); Counsel, ING Variable
Age: 53                                                Annuities (1999-2002).


                         24 CAUSEWAY GLOBAL VALUE FUND

TRUSTEES AND OFFICERS INFORMATION (Unaudited) (CONCLUDED)

                                            TERM OF                                                  NUMBER OF
                                            OFFICE                                                   PORTFOLIOS
                                              AND                                                     IN TRUST           OTHER
         NAME              POSITION(S)     LENGTH OF                                                  COMPLEX        DIRECTORSHIPS
       ADDRESS,           HELD WITH THE      TIME                      PRINCIPAL                    OVERSEEN BY         HELD BY
        AGE(1)               COMPANY       SERVED(2)     OCCUPATION(S) DURING PAST FIVE YEARS     BOARD MEMBER(3)   BOARD MEMBER(4)
----------------------  ----------------  -----------  -----------------------------------------  ---------------  -----------------
Bernadette Sparling(6)  Vice President    Since 7/08   Corporate Counsel of the Administrator           N/A               N/A
One Freedom             and Assistant                  (since 2005); Associate Counsel, Blank
Valley Drive            Secretary                      Rome LLP (2001-2005).
Oaks, PA 19456
Age: 32

----------
(1) Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

(2) Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust's Bylaws.

(3) The "Trust Complex" consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2009, the Trust Complex consisted of one investment company with three portfolios' the International Value Fund, the Emerging Markets Fund, and the Global Value Fund.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(5) On October 10, 2008, the Trust held a Special Meeting of Shareholders to consider a proposal to elect three additional trustees to the Trust's Board of Trustees. The three nominees, Lawry J. Meister, John R. Graham and Mark
     D. Cone, were elected to the Board by a plurality of votes of shareholders of the entire Trust. As a result of the vote, the Trust's Board is currently comprised of five trustees. Messrs. Gavin, Sussman and Graham and Ms. Meister are considered Independent Board Members. Mr. Cone is considered an Interested Board Member because he is an officer of the Adviser.

(6) These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.


                          CAUSEWAY GLOBAL VALUE FUND 25

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund's comparative cost by comparing the hypothetical result for the Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes--NOT the Fund's actual return--the account values shown may not apply to your specific investment.


                         26 CAUSEWAY GLOBAL VALUE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (CONCLUDED)

                             BEGINNING    ENDING                  EXPENSES
                              ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                               VALUE       VALUE       EXPENSE     DURING
                               4/1/09     9/30/09      RATIOS      PERIOD*
                             ---------   ---------   ----------   --------
CAUSEWAY GLOBAL VALUE FUND
ACTUAL FUND RETURN
Institutional Class          $1,000.00   $1,569.50      1.08%       $6.96
HYPOTHETICAL 5% RETURN
Institutional Class          $1,000.00   $1,019.65      1.08%       $5.47

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


                         CAUSEWAY GLOBAL VALUE FUND 27

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires the Board of Trustees (the "Board") of Causeway Capital Management Trust (the "Trust") annually to approve the continuance of the investment advisory agreement (the "Advisory Agreement") between the Trust and Causeway Capital Management LLC (the "Adviser") with respect to Causeway Global Value Fund (the "Fund"). The continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not "interested persons" of the Trust as defined in the 1940
Act). The Board was comprised of four independent Trustees and one interested Trustee when the continuation of the Advisory Agreement was considered.

INFORMATION RECEIVED. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser's services, including information concerning the Fund's performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on August 3, 2009, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the Trustees' behalf by their independent legal counsel.

FACTORS CONSIDERED. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services to be provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services to be rendered and the amounts to be paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services to be provided and estimated profits to be realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services to be provided by the Adviser, the Trustees considered, among other things, the Adviser's personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser's principal personnel who provided services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser's commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser's investment philosophy and processes and its compliance program, and considered the scope of the Adviser's services. The Trustees concluded that the


                         28 CAUSEWAY GLOBAL VALUE FUND

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

nature, extent and quality of the services provided by the Adviser have benefited and will continue to benefit the Fund and its shareholders.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for the quarter-to-date, year-to-date, one-year, and since inception (4/29/08) periods ended June 30, 2009, compared to the MSCI World Index (the "Index") and the mutual funds included in the Morningstar U.S. Open End World Stock funds category of funds. The Trustees noted that the Fund's performance for the current year had been satisfactory, although its performance for the one-year and since inception periods had been below the Index and average of the funds in the Morningstar category. The Trustees concluded that the Adviser's record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, the Trustees compared the Fund's advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund's advisory fee was slightly higher than the average and median advisory fees charged by funds in the Morningstar U.S. Open End World Stock funds category, but that its expense ratio, after application of the Adviser's expense limit agreement, was well below the average and median of the funds in that Morningstar category. The Trustees noted that the Adviser did not currently manage assets of other clients pursuant to its global value equity strategy, but compared the Fund's advisory fee with the standard advisory fee charged by the Adviser to separate account clients for the global value equity strategy. The Trustees noted that, although the separate account fee is somewhat lower than the fee paid by the Fund, the difference appropriately reflected the Adviser's significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund's disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, regulatory examinations and legal and compliance matters, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors). The Trustees concluded that the Fund's advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser's estimated after tax profit margin with respect to such services and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They noted that, due to the expense limit agreement, the Adviser experienced


                         CAUSEWAY GLOBAL VALUE FUND 29

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (concluded)

significant losses managing the Fund in the past year, and that the Adviser's sponsorship of the Fund, at least in the Fund's early years, could involve significant further expenses to the Adviser.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund's advisory fee schedule did not contain fee breakpoints, it was difficult to determine the existence or extent of any economies of scale. They noted that the Adviser was sharing economies of scale through the expense limit agreement which it had maintained, requiring significant fee waivers and reimbursements, and by devoting additional resources to technology in order to focus on continued performance and service to the Fund's shareholders, and that the overall level of the advisory fees paid by the Fund was reasonable. They also noted that the Adviser, at least in the Fund's early years, would incur significant losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser was sharing any economies of scale with the Fund appropriately pending the Fund's future potential asset growth.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund - often called "fall-out" benefits - the Trustees observed that the Adviser does not earn common "fall-out" benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, "contingent deferred sales commissions" or "float" benefits on short-term cash. The Trustees concluded that the primary "fall-out" benefit received by the Adviser was research services provided by brokers used by the Fund and that this benefit was reasonable in relation to the value of the services that the Adviser provides to the Fund.

APPROVAL. At the August 3, 2009 meeting, the Trustees discussed the information and factors noted above and considered the approval of the Advisory Agreement with representatives of the Adviser. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund's advisory fees are reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees approved the renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2009.


                         30 CAUSEWAY GLOBAL VALUE FUND

INVESTMENT ADVISER:

Causeway Capital Management LLC
11111 Santa Monica Boulevard
15th Floor
Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission's website at http://www.sec.gov.

                                                                 CCM-AR-003-0200


                           CAUSEWAY GLOBAL VALUE FUND


ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2009, there were no material changes or waivers to the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Eric Sussman. Mr. Sussman is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate fees billed to the registrant for professional services rendered by the registrant's principal accountant for the fiscal years ended September 30, 2009 and 2008 were as follows:


                       2009          2008
                    -----------   -----------
(a) Audit Fees        $105,700      $116,700
(b) Audit-Related
    Fees                  None          None
(c) Tax Fees(1)       $ 22,200      $ 22,200
(d) All Other             None          None
    Fees

Note:

(1) Tax fees include amounts related to tax return and exercise tax calculation reviews.

(e)(1) The registrant's audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant's financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant's investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2009, the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and the registrant's investment adviser were $22,200 and 209,114 respectively. For the fiscal year ended September 30, 2008, the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and the registrant's investment adviser were $22,200 and $209,751, respectively.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant's investment adviser by the registrant's principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant's procedures by which shareholders may recommend nominees to the registrant's board of trustees are as follows: The board of trustees of the registrant has a nominating committee comprised of all of the trustees who are not interested persons of the registrant as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "Independent Trustees"). The purpose of the nominating committee is to nominate persons to serve as Independent Trustees, as needed. According to the registrant's bylaws, any shareholder of the registrant may submit names of individuals to be considered by the nominating committee or the board of trustees, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (ii) that the nominating committee or the board of trustees, as applicable, shall make the final determination of persons to be nominated. There have been no material changes to these procedures since the registrant's last filing on Form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 Causeway Capital Management Trust


By (Signature and Title)*                    /s/ Turner Swan
                                             -----------------------------------
                                             Turner Swan, President

Date: December 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                    /s/ Turner Swan
                                             -----------------------------------
                                             Turner Swan, President

Date: December 1, 2009


By (Signature and Title)*                    /s/ Michael Lawson
                                             -----------------------------------
                                             Michael Lawson, Treasurer

Date: December 1, 2009

* Print the name and title of each signing officer under his or her signature.